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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2012 through November 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                    Pioneer Emerging
                    Markets Fund

--------------------------------------------------------------------------------
                    Annual Report | November 30, 2013
--------------------------------------------------------------------------------

                    Ticker Symbols:

                    Class A    PEMFX
                    Class B    PBEFX
                    Class C    PCEFX
                    Class R    PEMRX
                    Class Y    PYEFX

                    [LOGO] PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         28

Notes to Financial Statements                                                37

Report of Independent Registered Public Accounting Firm                      48

Approval of Investment Advisory Agreement                                    49

Trustees, Officers and Service Providers                                     54

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into 2014, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet, but announced later in the year that it would, in fact, begin tapering QE. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to diffuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of the uncertainty caused by the constant, politically motived bickering over the nation's fiscal policies.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the new year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook in 2014.

*   Dividends are not guaranteed.

2 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during much of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/13 3

Portfolio Management Discussion | 11/30/13

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets Fund, discuss the investment environment and the Fund's performance during the 12-month period ended November 30, 2013. Mr. Ratto, Head of Emerging Markets and a portfolio manager at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a portfolio manager at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities and a portfolio manager at Pioneer, assumed responsibility for the day-to-day management of the Fund on March 1, 2013, replacing Sean Taylor.

Q Could you please review the performance of emerging markets stocks during the 12-month period ended November 30, 2013?

A Stocks in the emerging markets experienced weak relative performance during the Fund's annual reporting period. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index(1), returned 3.66% for the period, well below the 26.38% return of the MSCI World ND Index, which tracks the performance of stocks in the developed markets.

    The primary reason for the substantial performance shortfall of emerging markets equities was the direction of economic growth in several emerging nations. While economies in the developed markets showed improvement during the 12-month period, growth in the emerging economies continued to slow. Slower growth, in turn, led to a decline in earnings rates of companies in the emerging markets to levels that were below longer-term trends. A decoupling of monetary policies of the world's central banks also played a role in the emerging markets' underperformance during the period. While central banks in the developed markets, such as the U.S. Federal Reserve (the Fed), continued to pursue "easy money" policies, higher inflation forced many central banks in the emerging markets to

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Fund | Annual Report | 11/30/13 tighten policy by raising interest rates. Finally, the emergence of worries that the Fed would begin to "taper" the pace of its quantitative easing (QE) program fueled an exodus of capital from the emerging markets during the spring and summer. The Fed eventually opted to delay the tapering of QE until late in the calendar year, but the effects of last summer's speculation had already taken their toll on the emerging markets. Taken together, all of the factors led to a substantial divergence in returns between the developed and emerging equity markets.

Q How did the Fund perform in that environment during the 12-month period ended November 30, 2013?

A Pioneer Emerging Markets Fund's Class A shares returned 3.98% at net asset value during the 12-month period ended November 30, 2013, while the Fund's benchmark, the MSCI Emerging Markets ND Index (the MSCI Index), returned 3.66%. During the same period, the average return of the 587 mutual funds in Lipper's Emerging Markets Funds category was 5.40%, and the average return of the 598 mutual funds in Morningstar's Diversified Emerging Markets Funds category was 5.33%.

Q Which of your investment decisions aided the Fund's performance during the 12-month period ended November 30, 2013, and which investment strategies detracted from the Fund's performance?

A After the new portfolio management team took over the Fund in March 2013, four months into the annual reporting period, we repositioned the Fund's portfolio to match our investment style. In the time following the repositioning of the portfolio, one of the key positive factors in the Fund's benchmark-relative performance was our decision to overweight the strong consumer discretionary sector. Stock selection within the consumer discretionary group also contributed to the Fund's relative returns. Within consumer discretionary, the Fund's position in ANTA Sports Products, a Chinese sportswear producer that benefitted from an improving competitive environment and better inventory management, was a leading contributor to relative performance during the period. A position in Copa Holdings, a Panamanian airline with a competitive business model that we believed was being overlooked by investors, also contributed to the Fund's performance. Copa has delivered strong results, putting it on investors' radar screens and allowing the stock's market price to move closer to what we see as its fair value.

    Other positive contributors to the Fund's performance during the period included a position in Astaldi, an Italian construction and engineering firm that generates more than half of its revenues in Turkey and other emerging markets. The stock gained ground as investors became less concerned about the financial risk in the company's Italian business and grew to appreciate the value of its operations within the emerging markets. The Fund's relative

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/13 5 performance was further aided by a position in Minsheng Bank, which we bought when the company's shares were depressed in the early summer of 2013. Concerns about a scare in China's short-term funding market led to a sharp sell-off in the country's banking sector, and we were able to pick up shares of this well-run bank at a discount. The stock subsequently rebounded before period end.

    On the negative side, the portfolio's overweight positions in China and Russia detracted from the Fund's relative performance during the 12-month period. We are optimistic, however, about the longer-term outlook for both countries, and we are maintaining the Fund's above-benchmark weightings.

    In terms of individual stocks, one of the Fund's largest performance detractors was a position in Korean cosmetics maker Able C&C. The company lost market share during the period due to heavy promotion and aggressive pricing by its competitors, which weighed on Able's profit margins. We have since reduced the Fund's position. A holding of another Korean company, Samsung Engineering, also hurt the Fund's return due to a decline in company revenues and weaker-than-expected profit margins. Hon Hai Precision Industry, the largest technology assembler in the world as well as Apple's top supplier, was another Fund position that detracted from performance during the period. Hon Hai became caught up in the broader decline of Apple's stock as well as stocks of other companies within its "ecosystem." Still, we believe Hon Hai's scale advantages will translate into higher cash flows over time, and so we have maintained the Fund's position.

Q   What is your outlook for equity investing within the emerging markets?

A We hold a cautious outlook for the asset class as we move into 2014. In order to make the emerging markets an attractive destination for investors, we believe that structural reforms are badly needed in many countries, given that most economies in the region suffer from excessive credit growth and an overhang of leverage. Emerging countries as a group have experienced a deteriorating macroeconomic outlook during the past five years, which, in our view, highlights the need for reforms. Despite the obvious sense of urgency in the "fragile" emerging countries, any reform efforts will have to wait many more months due to forthcoming elections in several nations; and, currently, only China and Mexico seem to be moving in the right direction in our opinion. Having said this, both performance expectations and company valuations have declined considerably throughout the region, suggesting the possibility of upside potential if global growth picks up and the reform process gathers steam.

6 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

When investing the Fund's assets, we continue to seek countries with positive trade balances, lower vulnerability to global asset flows, exposure to the global economy, and a credible plan for structural reform. Among the countries included in that group are China, Mexico, and the Philippines. We have tilted the Fund's portfolio toward more cyclical (economically sensitive) sectors such as industrials, consumer discretionary, and information technology, while reducing exposure to the defensive sectors, like consumer staples, as stocks in those sectors appear likely to underperform due to their elevated valuations.

From a valuation perspective, we believe the emerging markets look attractive both on an absolute basis and relative to the developed markets. This is particularly evident in Russia, where we maintain an overweight portfolio position. We are mindful of the fact that some Russian stocks are cheap for a good reason. However, we do see some growth catalysts that we feel could improve the situation in the Russian market, including a strong new central bank governor, government policies aimed at improving corporate governance at state-owned companies, and financial reforms designed to open up the market to new investors.

While growth has slowed in China from previous highs, we remain optimistic that the Chinese government has both the ability and political will to implement certain structural reforms and to slowly guide the nation towards a more sustainable growth rate as well as a consumer-driven economy. We believe the Fund, with its emphasis on consumer discretionary stocks in China, is positioned to benefit if that nation's trajectory towards a consumer-driven economy materializes.

The Fund also holds a weighting in the frontier economies (also known as "pre-emerging" economies). Frontier economies are expected to be the new engines of growth in the emerging markets, and we have continued to build the Fund's positions in countries such as Saudi Arabia, Qatar, and Dubai. We also have continued our play on the Asian urbanization theme within the portfolio, and have added a basket of small- and mid-cap holdings in the region. Lastly, the Fund has allocations to certain developed market-listed stocks, such as Astaldi's, whose performance is driven largely by the companies' exposures to emerging markets penetration and growth.

In an environment characterized by both risk and opportunity, we continue to emphasize individual research to identify companies that we believe have the optimal combination of growth potential and attractive valuation. We believe this steady approach will enable the Fund to navigate the inevitable shifts in short-term market conditions and to deliver solid performance over the longer term.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/13 7

Please refer to the Schedule of Investments on pages 18-27 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Portfolio Summary | 11/30/13

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.5%
Information Technology                                                     15.0%
Industrials                                                                13.9%
Energy                                                                      9.6%
Consumer Discretionary                                                      9.4%
Materials                                                                   9.1%
Telecommunication Services                                                  7.5%
Consumer Staples                                                            3.9%
Utilities                                                                   2.9%
Health Care                                                                 0.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

South Korea                                                                14.1%
People's Republic of China                                                 13.7%
Brazil                                                                      9.3%
Russia                                                                      9.1%
Cayman Islands                                                              6.4%
Taiwan                                                                      5.8%
India                                                                       5.3%
Egypt                                                                       4.6%
Italy                                                                       3.8%
Luxembourg                                                                  3.4%
Bermuda                                                                     2.9%
South Africa                                                                2.6%
Mexico                                                                      2.3%
Panama                                                                      1.8%
Japan                                                                       1.8%
Thailand                                                                    1.8%
Malaysia                                                                    1.7%
Hong Kong                                                                   1.5%
United Kingdom                                                              1.2%
Turkey                                                                      1.1%
Other (individually less than 1.0%)                                         5.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.   Global Telecom Holding (G.D.R.)                                      4.60%
--------------------------------------------------------------------------------
 2.   Samsung Electronics Co., Ltd.                                        3.48
--------------------------------------------------------------------------------
 3.   Astaldi S.p.A.                                                       3.25
--------------------------------------------------------------------------------
 4.   Millicom International Cellular SA                                   2.90
--------------------------------------------------------------------------------
 5.   Tata Motors, Ltd.                                                    2.61
--------------------------------------------------------------------------------
 6.   Bradespar SA                                                         2.53
--------------------------------------------------------------------------------
 7.   Sberbank of Russia (A.D.R.)                                          2.49
--------------------------------------------------------------------------------
 8.   China Construction Bank Corp.                                        2.47
--------------------------------------------------------------------------------
 9.   SK Hynix, Inc.                                                       2.46
--------------------------------------------------------------------------------
10.   Industrial & Commercial Bank of China, Ltd.                          2.38
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Emerging Markets Fund | Annual Report | 11/30/13 9

Prices and Distributions | 11/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                   11/30/13                  11/30/12
--------------------------------------------------------------------------------
           A                      $24.06                    $23.24
--------------------------------------------------------------------------------
           B                      $20.26                    $19.66
--------------------------------------------------------------------------------
           C                      $20.32                    $19.70
--------------------------------------------------------------------------------
           R                      $23.11                    $22.30
--------------------------------------------------------------------------------
           Y                      $26.38                    $25.46
--------------------------------------------------------------------------------

Distributions per Share: 12/1/12-11/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term             Long-Term
         Class            Income           Capital Gains          Capital Gains
--------------------------------------------------------------------------------
           A             $0.1058               $   --                $   --
--------------------------------------------------------------------------------
           B             $    --               $   --                $   --
--------------------------------------------------------------------------------
           C             $    --               $   --                $   --
--------------------------------------------------------------------------------
           R             $0.0510               $   --                $   --
--------------------------------------------------------------------------------
           Y             $0.2576               $   --                $   --
--------------------------------------------------------------------------------

The MSCI Emerging Markets ND Index is an unmanaged index that measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Performance Update | 11/30/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                   Net Asset             Public Offering
Period             Value (NAV)           Price (POP)
--------------------------------------------------------------------------------
10 Years            8.92%                 8.28%
5 Years            12.75                 11.42
1 Year              3.98                 -2.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                   Gross                 Net
--------------------------------------------------------------------------------
                    2.03%                 1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging          MSCI Emerging
                       Markets Fund              Markets ND Index
11/30/2003             $  9,425                  $ 10,000
11/30/2004             $ 11,675                  $ 12,847
11/30/2005             $ 15,858                  $ 17,035
11/30/2006             $ 21,701                  $ 22,819
11/30/2007             $ 31,907                  $ 33,123
11/30/2008             $ 12,155                  $ 14,390
11/30/2009             $ 22,624                  $ 26,638
11/30/2010             $ 25,530                  $ 30,724
11/30/2011             $ 21,078                  $ 27,180
11/30/2012             $ 21,302                  $ 30,266
11/30/2013             $ 22,150                  $ 31,373

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 11

Performance Update | 11/30/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                   If                    If
Period             Held                  Redeemed
--------------------------------------------------------------------------------
10 Years            7.97%                 7.97%
5 Years            11.75                 11.75
1 Year              3.05                 -0.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                   Gross                 Net
--------------------------------------------------------------------------------
                    3.27%                 2.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging          MSCI Emerging
                       Markets Fund              Markets ND Index
11/30/2003             $ 10,000                  $ 10,000
11/30/2004             $ 12,273                  $ 12,847
11/30/2005             $ 16,542                  $ 17,035
11/30/2006             $ 22,450                  $ 22,819
11/30/2007             $ 32,728                  $ 33,123
11/30/2008             $ 12,356                  $ 14,390
11/30/2009             $ 22,798                  $ 26,638
11/30/2010             $ 25,501                  $ 30,724
11/30/2011             $ 20,873                  $ 27,180
11/30/2012             $ 20,900                  $ 30,266
11/30/2013             $ 21,538                  $ 31,373

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Performance Update | 11/30/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                   If                    If
Period             Held                  Redeemed
--------------------------------------------------------------------------------
10 Years            8.08%                 8.08%
5 Years            11.84                 11.84
1 Year              3.15                  3.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                    2.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging          MSCI Emerging
                       Markets Fund              Markets ND Index
11/30/2003             $ 10,000                  $ 10,000
11/30/2004             $ 12,300                  $ 12,847
11/30/2005             $ 16,599                  $ 17,035
11/30/2006             $ 22,533                  $ 22,819
11/30/2007             $ 32,884                  $ 33,123
11/30/2008             $ 12,427                  $ 14,390
11/30/2009             $ 22,928                  $ 26,638
11/30/2010             $ 25,658                  $ 30,724
11/30/2011             $ 21,030                  $ 27,180
11/30/2012             $ 21,078                  $ 30,266
11/30/2013             $ 21,742                  $ 31,373

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 13

Performance Update | 11/30/13                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                   If                    If
Period             Held                  Redeemed
--------------------------------------------------------------------------------
10 Years            8.66%                 8.66%
5 Years            12.53                 12.53
1 Year              3.86                  3.86
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                    2.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Emerging          MSCI Emerging
                       Markets Fund              Markets ND Index
11/30/2003             $ 10,000                  $ 10,000
11/30/2004             $ 12,335                  $ 12,847
11/30/2005             $ 16,718                  $ 17,035
11/30/2006             $ 22,786                  $ 22,819
11/30/2007             $ 33,438                  $ 33,123
11/30/2008             $ 12,710                  $ 14,390
11/30/2009             $ 23,604                  $ 26,638
11/30/2010             $ 26,597                  $ 30,724
11/30/2011             $ 21,910                  $ 27,180
11/30/2012             $ 22,083                  $ 30,266
11/30/2013             $ 22,936                  $ 31,373

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Performance Update | 11/30/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                   If                    If
Period             Held                  Redeemed
--------------------------------------------------------------------------------
10 Years            9.55%                 9.55%
5 Years            13.38                 13.38
1 Year              4.63                  4.63
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                    1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Emerging          MSCI Emerging
                       Markets Fund              Markets ND Index
11/30/2003             $  5,000,000              $  5,000,000
11/30/2004             $  6,242,698              $  6,423,692
11/30/2005             $  8,538,169              $  8,517,632
11/30/2006             $ 11,748,671              $ 11,409,605
11/30/2007             $ 17,358,716              $ 16,561,340
11/30/2008             $  6,646,275              $  7,194,872
11/30/2009             $ 12,440,153              $ 13,318,932
11/30/2010             $ 14,105,952              $ 15,362,106
11/30/2011             $ 11,714,076              $ 13,589,903
11/30/2012             $ 11,902,902              $ 15,132,865
11/30/2013             $ 12,453,492              $ 15,686,592

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from June 1, 2013 through November 30, 2013.

----------------------------------------------------------------------------------------
 Share Class                       A          B           C           R           Y
----------------------------------------------------------------------------------------
 Beginning Account Value      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
 on 6/1/13
----------------------------------------------------------------------------------------
 Ending Account Value         $1,051.58   $1,047.04   $1,047.42   $1,050.90   $1,054.84
 (after expenses)
 on 11/30/13
----------------------------------------------------------------------------------------
 Expenses Paid                $   10.03   $   14.63   $   14.27   $   10.95   $    7.11
 During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.85%, 2.78%, 2.13% and 1.38% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2013 through November 30, 2013.

--------------------------------------------------------------------------------------------
 Share Class                            A          B           C           R          Y
--------------------------------------------------------------------------------------------
 Beginning Account Value           $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
 on 6/1/13
--------------------------------------------------------------------------------------------
 Ending Account Value              $1,015.29   $1,010.78   $1,011.13   $1,014.39   $1,018.15
 (after expenses)
 on 11/30/13
--------------------------------------------------------------------------------------------
 Expenses Paid                     $    9.85   $   14.37   $   14.02   $   10.76   $    6.98
 During Period*
--------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.85%, 2.78%, 2.13% and 1.38% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 17

Schedule of Investments | 11/30/13

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 6.1%
                                      ENERGY -- 0.9%
                                      Integrated Oil & Gas -- 0.9%
       293,775                        Petroleo Brasileiro SA                             $   2,404,734
                                                                                         -------------
                                      Total Energy                                       $   2,404,734
------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 2.5%
                                      Steel -- 2.5%
       598,636                        Bradespar SA                                       $   6,512,262
                                                                                         -------------
                                      Total Materials                                    $   6,512,262
------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 1.6%
                                      Automobile Manufacturers -- 1.6%
        36,232                        Hyundai Motor Co.                                  $   4,214,667
                                                                                         -------------
                                      Total Automobiles & Components                     $   4,214,667
------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 1.1%
                                      Hypermarkets & Super Centers -- 1.1%
        57,537                        Cia Brasileira de Distribuicao Grupo
                                      Pao de Acucar                                      $   2,675,108
                                                                                         -------------
                                      Total Food & Staples Retailing                     $   2,675,108
------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $16,655,020)                                 $  15,806,771
------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 91.9%
                                      ENERGY -- 8.6%
                                      Oil & Gas Equipment & Services -- 0.5%
        59,218                        Saipem S.p.A.                                      $   1,328,648
------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 5.9%
     5,153,200                        China Petroleum & Chemical Corp.                   $   4,452,295
       454,817                        Gazprom OAO (A.D.R.)                                   3,943,263
        62,131                        Lukoil OAO (A.D.R.)                                    3,865,791
     1,366,000                        PetroChina Co., Ltd.                                   1,622,844
       164,000                        PTT PCL                                                1,509,281
                                                                                         -------------
                                                                                         $  15,393,474
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 1.6%
     1,372,000                        Kunlun Energy Co., Ltd.                            $   2,544,841
        89,415                        Pacific Rubiales Energy Corp.                          1,664,025
                                                                                         -------------
                                                                                         $   4,208,866
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.6%
       103,354                        Reliance Industries, Ltd.                          $   1,409,519
                                                                                         -------------
                                      Total Energy                                       $  22,340,507
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 6.5%
                                      Fertilizers & Agricultural Chemicals -- 0.5%
       129,894                        Phosagro OAO (G.D.R.)                              $   1,276,029
------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 1.1%
       381,500                        Anhui Conch Cement Co., Ltd.                       $   1,497,913
     1,221,804                        Cemex SAB de CV*                                       1,346,276
                                                                                         -------------
                                                                                         $   2,844,189
------------------------------------------------------------------------------------------------------
                                      Aluminum -- 0.7%
     3,033,500                        China Hongqiao Group, Ltd.                         $   1,878,882
------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 2.1%
        82,564                        Glencore Xstrata Plc (d)                           $     416,397
        86,522                        Glencore Xstrata Plc (e)                                 440,245
       659,922                        Grupo Mexico SAB de CV                                 1,958,530
       184,343                        MMC Norilsk Nickel OJSC (A.D.R.)                       2,768,094
                                                                                         -------------
                                                                                         $   5,583,266
------------------------------------------------------------------------------------------------------
                                      Steel -- 2.1%
         9,483                        POSCO                                              $   2,940,553
       122,595                        Severstal OAO (G.D.R.)                                 1,115,331
        48,915                        Ternium SA (A.D.R.)                                    1,306,520
                                                                                         -------------
                                                                                         $   5,362,404
                                                                                         -------------
                                      Total Materials                                    $  16,944,770
------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 9.6%
                                      Aerospace & Defense -- 0.4%
        34,700                        Embraer SA (A.D.R.)                                $   1,076,047
------------------------------------------------------------------------------------------------------
                                      Construction & Engineering -- 5.1%
       789,105                        Astaldi S.p.A.                                     $   8,385,492
     3,402,000                        China Communications Construction Co., Ltd.            2,882,685
     1,770,000                        China Railway Construction Corp., Ltd.                 1,980,300
                                                                                         -------------
                                                                                         $  13,248,477
------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.5%
        78,300                        Sumitomo Electric Industries, Ltd.                 $   1,218,327
------------------------------------------------------------------------------------------------------
                                      Heavy Electrical Equipment -- 0.1%
       128,158                        Bharat Heavy Electricals, Ltd.                     $     322,140
------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 1.2%
        77,913                        Bidvest Group, Ltd.                                $   1,955,307
        27,706                        Industries Qatar QSC                                   1,279,991
                                                                                         -------------
                                                                                         $   3,235,298
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 19

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery
                                      & Heavy Trucks -- 1.9%
     2,325,000                        CSR Corp., Ltd.*                                   $   2,167,978
        11,156                        Hyundai Heavy Industries Co., Ltd.                     2,858,316
                                                                                         -------------
                                                                                         $   5,026,294
------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.4%
     1,038,000                        Noble Group, Ltd.                                  $     915,022
                                                                                         -------------
                                      Total Capital Goods                                $  25,041,605
------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 4.2%
                                      Airlines -- 2.0%
     1,349,975                        Air Arabia PJSC                                    $     520,542
        30,935                        Copa Holdings SA                                       4,684,178
                                                                                         -------------
                                                                                         $   5,204,720
------------------------------------------------------------------------------------------------------
                                      Marine -- 0.4%
     3,438,000                        China Shipping Container Lines Co., Ltd.*          $     929,972
------------------------------------------------------------------------------------------------------
                                      Railroads -- 0.4%
        12,000                        East Japan Railway Co.                             $     981,726
------------------------------------------------------------------------------------------------------
                                      Trucking -- 0.1%
       325,209                        Aramex PJSC                                        $     238,934
------------------------------------------------------------------------------------------------------
                                      Highways & Railtracks -- 1.3%
       187,650                        Arteris SA                                         $   1,574,595
       747,150                        OHL Mexico SAB de CV*                                  1,922,854
                                                                                         -------------
                                                                                         $   3,497,449
                                                                                         -------------
                                      Total Transportation                               $  10,852,801
------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 4.3%
                                      Auto Parts & Equipment -- 1.3%
         5,608                        Hyundai Mobis                                      $   1,627,509
       202,300                        Tupy SA                                                1,840,429
                                                                                         -------------
                                                                                         $   3,467,938
------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 3.0%
       510,000                        Geely Automobile Holdings, Ltd.                    $     262,650
        45,789                        Mahindra & Mahindra, Ltd.                                692,545
     2,046,150                        Tata Motors, Ltd.                                      6,726,899
                                                                                         -------------
                                                                                         $   7,682,094
                                                                                         -------------
                                      Total Automobiles & Components                     $  11,150,032
------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.3%
                                      Leisure Products -- 0.3%
     1,335,000                        Goodbaby International Holdings, Ltd.              $     710,157
                                                                                         -------------
                                      Total Consumer Durables & Apparel                  $     710,157
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 1.4%
                                      Casinos & Gaming -- 0.6%
       481,000                        SJM Holdings, Ltd.                                 $   1,550,818
------------------------------------------------------------------------------------------------------
                                      Restaurants -- 0.8%
        26,237                        Yum! Brands, Inc.                                  $   2,038,090
                                                                                         -------------
                                      Total Consumer Services                            $   3,588,908
------------------------------------------------------------------------------------------------------
                                      RETAILING -- 1.7%
                                      Department Stores -- 1.3%
       826,000                        Matahari Department Store Tbk PT*                  $     796,788
       344,141                        Woolworths Holdings, Ltd.                              2,497,284
                                                                                         -------------
                                                                                         $   3,294,072
------------------------------------------------------------------------------------------------------
                                      General Merchandise Stores -- 0.4%
        11,200                        Ryohin Keikaku Co., Ltd.                           $   1,165,355
                                                                                         -------------
                                      Total Retailing                                    $   4,459,427
------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 1.6%
                                      Food Retail -- 1.6%
        15,061                        Magnit OJSC                                        $   4,180,150
                                                                                         -------------
                                      Total Food & Staples Retailing                     $   4,180,150
------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.9%
                                      Agricultural Products -- 0.2%
     1,446,000                        Golden Agri-Resources, Ltd.                        $     662,746
------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 0.1%
       500,453                        Flour Mills of Nigeria Plc                         $     281,821
------------------------------------------------------------------------------------------------------
                                      Tobacco -- 0.6%
        20,362                        KT&G Corp.                                         $   1,510,870
                                                                                         -------------
                                      Total Food, Beverage & Tobacco                     $   2,455,437
------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                      Personal Products -- 0.2%
        14,529                        Able C&C Co., Ltd.                                 $     479,126
                                                                                         -------------
                                      Total Household & Personal Products                $     479,126
------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY
                                      & LIFE SCIENCES -- 0.2%
                                      Pharmaceuticals -- 0.2%
        30,548                        Hikma Pharmaceuticals Plc                          $     602,593
                                                                                         -------------
                                      Total Pharmaceuticals, Biotechnology
                                      & Life Sciences                                    $     602,593
------------------------------------------------------------------------------------------------------
                                      BANKS -- 19.2%
                                      Diversified Banks -- 19.2%
       307,000                        Aozora Bank, Ltd.                                  $     883,626
       326,816                        Banco Santander Brasil SA (A.D.R.)                     2,111,231

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 21

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      Diversified Banks -- (continued)
     1,575,500                        Bank Rakyat Indonesia Persero Tbk PT               $     978,816
     7,828,000                        China Construction Bank Corp.                          6,375,840
        10,210                        Credicorp, Ltd.                                        1,311,985
       113,743                        ICICI Bank, Ltd.                                       1,955,027
     8,514,000                        Industrial & Commercial Bank of China, Ltd.            6,148,631
       386,583                        Itau Unibanco Holding SA (A.D.R.)                      5,439,223
       290,100                        Kasikornbank PCL (G.D.R.)                              1,529,260
       142,130                        KB Financial Group, Inc.                               5,326,694
     1,009,000                        Malayan Banking Bhd                                    3,058,070
     1,990,415                        Mega Financial Holding Co., Ltd.                       1,670,006
       798,210                        Philippine National Bank*                              1,528,078
        11,091                        Qatar National Bank SAQ                                  523,995
       518,991                        Sberbank of Russia (A.D.R.)                            6,432,141
       314,800                        The Siam Commercial Bank PCL                           1,541,837
       359,119                        Turkiye Halk Bankasi AS                                2,733,382
     5,464,814                        United Bank for Africa Plc                               258,751
                                                                                         -------------
                                                                                         $  49,806,593
                                                                                         -------------
                                      Total Banks                                        $  49,806,593
------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 4.7%
                                      Other Diversified Financial Services -- 0.8%
      679,754                         FirstRand, Ltd.                                    $   2,249,407
------------------------------------------------------------------------------------------------------
                                      Multi-Sector Holdings -- 1.1%
     2,452,000                        First Pacific Co., Ltd.                            $   2,829,533
------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 2.8%
       570,500                        CITIC Securities Co., Ltd.                         $   1,457,676
       993,600                        Haitong Securities Co., Ltd.                           1,733,555
     7,420,000                        Yuanta Financial Holding Co., Ltd.                     4,028,102
                                                                                         -------------
                                                                                         $   7,219,333
                                                                                         -------------
                                      Total Diversified Financials                       $  12,298,273
------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 1.2%
                                      Life & Health Insurance -- 1.2%
      932,000                         China Life Insurance Co., Ltd.                     $   3,003,349
                                                                                         -------------
                                      Total Insurance                                    $   3,003,349
------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 2.2%
                                      Diversified REIT -- 0.3%
      455,886                         Mexico Real Estate Management SA de CV             $     795,732
------------------------------------------------------------------------------------------------------
                                      Diversified Real Estate Activities -- 0.2%
      113,700                         Takara Leben Co, Ltd.                              $     431,555
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      Real Estate Development -- 1.7%
       708,000                        China Overseas Land & Investment, Ltd.             $   2,211,643
     1,626,000                        Country Garden Holdings Co., Ltd.                      1,067,380
       762,709                        Emaar Properties PJSC                                  1,306,137
                                                                                         -------------
                                                                                         $   4,585,160
                                                                                         -------------
                                      Total Real Estate                                  $   5,812,447
------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 4.4%
                                      Internet Software & Services -- 2.2%
       100,600                        Tencent Holdings, Ltd.                             $   5,853,923
------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 2.2%
    18,778,000                        China ITS Holdings Co., Ltd.                       $   4,643,892
        29,914                        Tata Consultancy Services, Ltd.                          961,312
                                                                                         -------------
                                                                                         $   5,605,204
                                                                                         -------------
                                      Total Software & Services                          $  11,459,127
------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 2.2%
                                      Electronic Equipment Manufacturers -- 0.3%
       127,000                        TPK Holding Co., Ltd.                              $     709,305
------------------------------------------------------------------------------------------------------
                                      Electronic Manufacturing Services -- 1.9%
     1,878,930                        Hon Hai Precision Industry Co., Ltd.               $   4,944,822
                                                                                         -------------
                                      Total Technology Hardware & Equipment              $   5,654,127
------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS &
                                      SEMICONDUCTOR EQUIPMENT -- 8.3%
                                      Semiconductor Equipment -- 0.8%
       166,400                        ASM Pacific Technology, Ltd.                       $   1,376,824
        65,409                        Wonik IPS Co, Ltd.*                                      540,047
                                                                                         -------------
                                                                                         $   1,916,871
------------------------------------------------------------------------------------------------------
                                      Semiconductors -- 7.5%
         6,360                        Samsung Electronics Co., Ltd.                      $   8,971,504
       189,560                        SK Hynix, Inc.                                         6,345,996
       238,876                        Taiwan Semiconductor Manufacturing Co.,
                                      Ltd. (A.D.R.)                                          4,235,271
                                                                                         -------------
                                                                                         $  19,552,771
                                                                                         -------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                            $  21,469,642
------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 7.4%
                                      Wireless Telecommunication Services -- 7.4%
     3,585,014                        Global Telecom Holding (G.D.R.)*                   $  11,861,317
        83,481                        Millicom International Cellular SA                     7,477,920
                                                                                         -------------
                                                                                         $  19,339,237
                                                                                         -------------
                                      Total Telecommunication Services                   $  19,339,237
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 23

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 2.8%
                                      Electric Utilities -- 1.9%
       133,992                        Enersis SA (A.D.R.)                                $   2,095,635
        48,490                        Korea Electric Power Corp.*                            1,466,730
       434,300                        Tenaga Nasional Bhd                                    1,326,974
                                                                                         -------------
                                                                                         $   4,889,339
------------------------------------------------------------------------------------------------------
                                      Independent Power Producers
                                      & Energy Traders -- 0.9%
     1,008,000                        Huaneng Power International, Inc.                  $     964,716
       637,129                        NTPC, Ltd.                                             1,508,890
                                                                                         -------------
                                                                                         $   2,473,606
                                                                                         -------------
                                      Total Utilities                                    $   7,362,945
------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $218,902,351)                                $ 239,011,253
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                      S&P/Moody's
 Principal            Ratings
 Amount($)            (unaudited)
------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS -- 0.1%
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                      Personal Products -- 0.1%
BRL    562,000              NR/NR     Hypermarcas SA, 11.3%, 10/15/18 (c)                $     148,779
BRL    562,000              NR/NR     Hypermarcas SA, 3.0%, 10/15/15 (c)                       241,880
                                                                                         -------------
                                                                                         $     390,659
                                                                                         -------------
                                      Total Household & Personal Products                $     390,659
------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS
                                      (Cost $614,623)                                    $     390,659
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                      S&P/Moody's
                      Ratings
 Shares               (unaudited)
------------------------------------------------------------------------------------------------------
                                      RIGHTS / WARRANTS -- 1.0%
                                      BANKS -- 1.0%
                                      Diversified Banks -- 1.0%
        39,562              NR/NR     HSBC Bank Plc, 2/10/15                             $     520,082
        21,922              NR/NR     HSBC Bank Plc, 2/23/15                                   714,620
        55,829              NR/NR     HSBC Bank Plc, 4/13/15                                 1,354,713
                                                                                         -------------
                                                                                         $   2,589,415
                                                                                         -------------
                                      Total Banks                                        $   2,589,415
------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                      Personal Products -- 0.0%
           562                        Hypermarcas SA, 10/15/15 (c)                       $          --
                                                                                         -------------
                                      Total Household & Personal Products                $          --
------------------------------------------------------------------------------------------------------
                                      TOTAL RIGHTS / WARRANTS
                                      (Cost $2,606,515)                                  $   2,589,415
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
 Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                                      PURCHASED OPTIONS -- 0.0%+
         4,385                        Petroleo Brasileiro SA                             $      24,118
------------------------------------------------------------------------------------------------------
                                      TOTAL PURCHASED OPTIONS
                                      (Premiums Paid $85,892)                            $      24,118
------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 99.1%
                                      (Cost $238,864,401) (a) (b)                        $ 257,822,216
------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS & LIABILITIES -- 0.9%                 $   2,267,503
------------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%                         $ 260,089,719
------------------------------------------------------------------------------------------------------

*         Non-income producing security.

+         Amount rounds to less than 0.1%.

NR        Not rated by either S&P or Moody's.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At November 30, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $239,584,938 was as follows:

          Aggregate gross unrealized gain for all investments in which
              there is an excess of value over tax cost                         $ 30,209,054

          Aggregate gross unrealized loss for all investments in which
              there is an excess of tax cost over value                         $(11,971,776)
                                                                                -------------
          Net unrealized appreciation                                           $ 18,237,278
                                                                                =============

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 25

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

    South Korea                                                           14.1%
    People's Republic of China                                            13.7%
    Brazil                                                                 9.3%
    Russia                                                                 9.1%
    Cayman Islands                                                         6.4%
    Taiwan                                                                 5.8%
    India                                                                  5.3%
    Egypt                                                                  4.6%
    Italy                                                                  3.8%
    Luxembourg                                                             3.4%
    Bermuda                                                                2.9%
    South Africa                                                           2.6%
    Mexico                                                                 2.3%
    Panama                                                                 1.8%
    Japan                                                                  1.8%
    Thailand                                                               1.8%
    Malaysia                                                               1.7%
    Hong Kong                                                              1.5%
    United Kingdom                                                         1.2%
    Turkey                                                                 1.1%
    Other (individually less than 1.0%)                                    5.8%
                                                                         -----
                                                                         100.0%
                                                                         -----

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d)   Security traded in XLON exchange.

(e)   Security traded in XHKG exchange.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2013 aggregated $206,637,858 and $262,420,509, respectively.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL   Brazilian Real.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

The following is a summary of the inputs used as of November 30, 2013, in valuing the Funds's investments:

----------------------------------------------------------------------------------------
                             Level 1      Level 2           Level 3         Total
----------------------------------------------------------------------------------------
Preferred Stocks             $11,592,104  $      4,214,667  $         --    $ 15,806,771
Common Stocks (U.S.)          34,311,830                --            --      34,311,830
Common Stocks (Foreign)*       5,337,879       199,361,544            --     204,699,423
Corporate Bonds                       --                --       390,659         390,659
Rights/Warrants                2,589,415                --            --**     2,589,415
Purchased Options                 24,118                --            --          24,118
----------------------------------------------------------------------------------------
Total                        $53,855,346  $    203,576,211  $    390,659    $257,822,216
=========================================================================================
Other Financial Instruments
Futures contracts            $   136,305  $             --  $         --    $    136,305
Forward Foreign
   Currency Contracts                 --           310,564            --         310,564
----------------------------------------------------------------------------------------
Total                        $   136,305  $        310,564  $         --    $    446,869
========================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**  Security is valued at $0.

--------------------------------------------------------------------------------
                                                         Corporate   Rights/
                                                         Bonds       Warrants
--------------------------------------------------------------------------------
Balance as of 11/30/12                                   $381,499    $     --***
Realized gain (loss)(1)                                        --          --
Change in unrealized appreciation (depreciation)(2)         9,160          --
Purchases                                                      --          --
Sales                                                          --          --
Transfers in and out of Level 3**                              --          --
--------------------------------------------------------------------------------
Balance as of 11/30/13                                   $390,659    $     --***
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the year ended November 30, 2013, there were no transfers between Levels 1, 2 and 3.

*** Security is valued at $0.

    Net change in unrealized depreciation of Level 3 investments still held and
    considered Level 3 as of 11/30/13                                              $9,160
                                                                                   ------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 27

Statement of Assets and Liabilities | 11/30/13

ASSETS:
  Investment in securities, at value (cost $238,864,401)                 $257,822,216
  Cash                                                                        663,568
  Futures collateral                                                          341,077
  Foreign currencies, at value (cost $419,320)                                417,194
  Receivables --
     Investment securities sold                                               511,964
     Fund shares sold                                                       1,938,301
     Dividends                                                                159,032
     Interest                                                                   3,782
  Net unrealized appreciation on futures contracts                            136,305
  Net unrealized appreciation on forward foreign currency contracts           310,564
  Other                                                                        45,370
--------------------------------------------------------------------------------------
       Total assets                                                      $262,349,373
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  1,618,397
     Fund shares repurchased                                                  303,150
     Due to Pioneer Investment Management, Inc.                                53,902
  Due to affiliates                                                           154,804
  Accrued expenses                                                            129,401
--------------------------------------------------------------------------------------
        Total liabilities                                                $  2,259,654
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $242,207,681
  Undistributed net investment income                                         821,412
  Accumulated net realized loss on investments and foreign
     currency transactions                                                 (2,318,988)
  Net unrealized appreciation on investments                               18,957,815
  Net unrealized appreciation on futures contracts                            136,305
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           285,494
--------------------------------------------------------------------------------------
        Total net assets                                                 $260,089,719
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $126,981,103/5,277,369 shares)                       $      24.06
  Class B (based on $4,460,513/220,160 shares)                           $      20.26
  Class C (based on $23,810,162/1,172,040 shares)                        $      20.32
  Class R (based on $39,182,537/1,695,698 shares)                        $      23.11
  Class Y (based on $65,655,404/2,489,304 shares)                        $      26.38
MAXIMUM OFFERING PRICE:
  Class A ($24.06 (divided by) 94.25%)                                   $      25.53
======================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Statement of Operations

For the Year Ended 11/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $964,383)     $  6,767,320
   Interest (net of foreign taxes withheld of $4,537)              16,122
-----------------------------------------------------------------------------------------
         Total investment income                                            $  6,783,442
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $  3,118,725
  Transfer agent fees
     Class A                                                      299,557
     Class B                                                       40,980
     Class C                                                       52,634
     Class R                                                       15,961
     Class Y                                                        2,821
  Distribution fees
     Class A                                                      339,279
     Class B                                                       54,438
     Class C                                                      262,275
     Class R                                                      211,776
  Shareholder communications expense                              417,163
  Administrative reimbursements                                    96,407
  Custodian fees                                                  206,876
  Registration fees                                                79,492
  Professional fees                                                77,315
  Printing expense                                                 23,035
  Fees and expenses of nonaffiliated Trustees                       7,457
  Miscellaneous                                                    27,568
-----------------------------------------------------------------------------------------
     Total expenses                                                         $  5,333,759
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                   (54,732)
-----------------------------------------------------------------------------------------
     Net expenses                                                           $  5,279,027
-----------------------------------------------------------------------------------------
        Net investment income                                               $  1,504,415
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                             $ 12,235,419
     Futures contracts                                            (20,301)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (949,379)  $ 11,265,739
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ (2,667,302)
     Futures contracts                                            136,305
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         287,763   $ (2,243,234)
-----------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                 $  9,022,505
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 10,526,920
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 29

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                          Year Ended      Year Ended
                                                          11/30/13        11/30/12
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                     $   1,504,415   $     1,766,184
Net realized gain (loss) on investments, futures and
  foreign currency transactions                              11,265,739        (9,303,722)
Change in net unrealized appreciation (depreciation) on
  investments, futures and foreign currency transactions     (2,243,234)       11,468,560
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                   $  10,526,920   $     3,931,022
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.11 and $0.00 per share, respectively)    $    (685,408)  $            --
     Class B ($0.00 and $0.00 per share, respectively)               --                --
     Class C ($0.00 and $0.00 per share, respectively)               --                --
     Class R ($0.05 and $0.00 per share, respectively)         (108,507)               --
     Class Y ($0.26 and $0.00 per share, respectively)         (633,179)               --
Net realized gain:
     Class A ($0.00 and $0.10 per share, respectively)               --          (688,777)
     Class B ($0.00 and $0.10 per share, respectively)               --           (36,166)
     Class C ($0.00 and $0.10 per share, respectively)               --          (157,055)
     Class R ($0.00 and $0.10 per share, respectively)               --          (228,592)
     Class Y ($0.00 and $0.10 per share, respectively)               --          (255,847)
------------------------------------------------------------------------------------------
        Total distributions to shareowners                $  (1,427,094)  $    (1,366,437)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares              $  35,849,596   $    42,308,970
Reinvestment of distributions                                   903,040         1,108,840
Cost of shares repurchased                                  (88,353,595)     (137,947,426)
------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
        Fund share transactions                           $ (51,600,959)  $   (94,529,616)
------------------------------------------------------------------------------------------
     Net decrease in net assets                           $ (42,501,133)  $   (91,965,031)
NET ASSETS:
Beginning of year                                           302,590,852       394,555,883
------------------------------------------------------------------------------------------
End of year                                               $ 260,089,719   $   302,590,852
------------------------------------------------------------------------------------------
Undistributed net investment income                       $     821,412   $     1,008,839
==========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

-----------------------------------------------------------------------------------------
                                '13 Shares   '13 Amount       '12 Shares   '12 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                        657,279   $  15,350,399     1,009,935   $  23,718,474
Reinvestment of distributions       27,021         653,631        28,717         658,757
Less shares repurchased         (2,034,816)    (47,599,413)   (3,411,575)    (80,072,602)
-----------------------------------------------------------------------------------------
     Net decrease               (1,350,516)  $ (31,595,383)   (2,372,923)  $ (55,695,371)
=========================================================================================
Class B
Shares sold or exchanged             8,477   $     164,076        10,474   $     210,235
Reinvestment of distributions           --              --         1,808          35,102
Less shares repurchased           (136,642)     (2,690,404)     (188,563)     (3,958,186)
-----------------------------------------------------------------------------------------
     Net decrease                 (128,165)  $  (2,526,328)     (176,281)  $  (3,712,849)
=========================================================================================
Class C
Shares sold                        154,061   $   3,043,237       165,891   $   3,307,821
Reinvestment of distributions           --              --         6,863         133,490
Less shares repurchased           (493,580)     (9,702,234)     (550,181)    (11,384,917)
-----------------------------------------------------------------------------------------
     Net decrease                 (339,519)  $  (6,658,997)     (377,427)  $  (7,943,606)
=========================================================================================
Class R
Shares sold                        327,655   $   7,254,740       346,935   $   7,755,706
Reinvestment of distributions        4,517         105,117        10,056         221,432
Less shares repurchased           (834,006)    (18,736,506)   (1,459,379)    (32,849,470)
-----------------------------------------------------------------------------------------
     Net decrease                 (501,834)  $ (11,376,649)   (1,102,388)  $ (24,872,332)
=========================================================================================
Class Y
Shares sold                        395,295   $  10,037,144       247,156   $   7,316,734
Reinvestment of distributions        5,472         144,292         2,390          60,059
Less shares repurchased           (382,191)     (9,625,038)     (386,098)     (9,682,251)
-----------------------------------------------------------------------------------------
     Net increase (decrease)        18,576   $     556,398      (136,552)  $  (2,305,458)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 31

Financial Highlights

---------------------------------------------------------------------------------------------------------------------
                                                             Year       Year        Year         Year       Year
                                                             Ended      Ended       Ended        Ended      Ended
                                                             11/30/13   11/30/12    11/30/11     11/30/10   11/30/09
---------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  23.24   $   23.10   $   29.42    $  26.11   $  14.20
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.14   $    0.13   $    0.18    $   0.03   $   0.09
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.79        0.11       (5.35)       3.32      12.00
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.93   $    0.24   $   (5.17)   $   3.35   $  12.10
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.11)  $      --   $      --    $  (0.04)  $  (0.19)
   Net realized gain                                               --       (0.10)      (1.15)         --         --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.11)  $   (0.10)  $   (1.15)   $  (0.04)  $  (0.19)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.82   $    0.14   $   (6.32)   $   3.31   $  11.91
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  24.06   $   23.24   $   23.10    $  29.42   $  26.11
=====================================================================================================================
Total return*                                                    3.98%       1.06%     (17.44)%     12.85%     86.13%
Ratio of net expenses to average net assets                      1.95%       1.95%       1.95%       1.94%      1.95%
Ratio of net investment income to average net assets             0.55%       0.53%       0.58%       0.09%      0.49%
Portfolio turnover rate                                            77%        160%        191%         91%        68%
Net assets, end of period (in thousands)                     $126,981   $ 154,064   $ 207,935    $339,834   $407,113
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.96%       2.03%       1.95%       1.94%      1.99%
   Net investment income                                         0.54%       0.45%       0.58%       0.09%      0.45%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

-----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year        Year        Year
                                                             Ended       Ended       Ended       Ended       Ended
                                                             11/30/13    11/30/12    11/30/11    11/30/10    11/30/09
-----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $  19.66    $  19.74    $  25.57    $  22.86    $  12.39
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.05)   $  (0.10)   $  (0.10)   $  (0.20)   $  (0.03)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.65        0.12       (4.58)       2.91       10.50#
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.60    $   0.02    $  (4.68)   $   2.71    $  10.47
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --    $     --    $     --    $     --    $     --
   Net realized gain                                               --       (0.10)      (1.15)         --          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $     --    $  (0.10)   $  (1.15)   $     --    $     --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.60    $  (0.08)   $  (5.83)   $   2.71    $  10.47
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  20.26    $  19.66    $  19.74    $  25.57    $  22.86
=======================================================================================================================
Total return*                                                    3.05%       0.13%     (18.15)%     11.86%      84.50%
Ratio of net expenses to average net assets                      2.85%       2.85%       2.85%       2.85%       2.85%
Ratio of net investment income (loss) to average net assets     (0.35)%     (0.36)%     (0.35)%     (0.79)%     (0.37)%
Portfolio turnover rate                                            77%        160%        191%         91%         68%
Net assets, end of period (in thousands)                     $  4,461    $  6,847    $ 10,354    $ 20,254    $ 25,130
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                3.52%       3.27%       3.06%       2.96%       3.13%
   Net investment income (loss)                                 (1.02)%     (0.78)%     (0.56)%     (0.91)%     (0.65)%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 33

-----------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year        Year        Year
                                                             Ended       Ended       Ended       Ended       Ended
                                                             11/30/13    11/30/12    11/30/11    11/30/10    11/30/09
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  19.70    $  19.76    $  25.56    $  22.84    $  12.38
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  (0.04)   $  (0.06)   $  (0.05)   $  (0.17)   $  (0.06)
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.66        0.10       (4.60)       2.89       10.52#
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.62    $   0.04    $  (4.65)   $   2.72    $  10.46
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $     --    $     --    $     --    $     --    $     --
   Net realized gain                                               --       (0.10)      (1.15)         --          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $     --    $  (0.10)   $  (1.15)   $     --    $     --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.62    $  (0.06)   $  (5.80)   $   2.72    $  10.46
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  20.32    $  19.70    $  19.76    $  25.56    $  22.84
=======================================================================================================================
Total return*                                                    3.15%       0.23%     (18.04)%     11.91%      84.49%
Ratio of net expenses to average net assets                      2.78%       2.75%       2.73%       2.76%       2.85%
Ratio of net investment income (loss) to average net assets     (0.27)%     (0.25)%     (0.20)%     (0.70)%     (0.39)%
Portfolio turnover rate                                            77%        160%        191%         91%         68%
Net assets, end of period (in thousands)                     $ 23,810    $ 29,771    $ 37,324    $ 60,809    $ 60,066
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.78%       2.75%       2.73%       2.76%       2.89%
   Net investment income (loss)                                 (0.27)%     (0.25)%     (0.20)%     (0.70)%     (0.43)%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------------------
                                                             Year      Year       Year        Year        Year
                                                             Ended     Ended      Ended       Ended       Ended
                                                             11/30/13  11/30/12   11/30/11    11/30/10    11/30/09
------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 22.30   $  22.23   $  28.43    $  25.26    $ 13.80
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10   $   0.10   $   0.10    $  (0.01)   $  0.12
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.76       0.07      (5.15)       3.21      11.56
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.86   $   0.17   $  (5.05)   $   3.20    $ 11.68
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.05)  $     --   $     --    $  (0.03)   $ (0.21)
   Net realized gain                                              --      (0.10)     (1.15)         --         --
------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.05)  $  (0.10)  $  (1.15)   $  (0.03)   $ (0.21)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.81   $   0.07   $  (6.20)   $   3.17    $ 11.46
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 23.11   $  22.30   $  22.23    $  28.43    $ 25.26
==================================================================================================================
Total return*                                                   3.86%      0.79%    (17.62)%     12.68%     85.71%
Ratio of net expenses to average net assets                     2.13%      2.13%      2.20%       2.10%      2.17%
Ratio of net investment income (loss) to average net assets     0.37%      0.39%      0.33%      (0.02)%     0.19%
Portfolio turnover rate                                           77%       160%       191%         91%        68%
Net assets, end of period (in thousands)                     $39,183   $ 49,013   $ 73,347    $119,358    $84,064
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.13%      2.13%      2.28%       2.10%      2.17%
   Net investment income (loss)                                 0.37%      0.39%      0.25%      (0.02)%     0.19%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 35

----------------------------------------------------------------------------------------------------------------
                                                             Year      Year       Year        Year      Year
                                                             Ended     Ended      Ended       Ended     Ended
                                                             11/30/13  11/30/12   11/30/11    11/30/10  11/30/09
----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 25.46   $  25.16   $  31.73    $ 28.12   $ 15.35
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.28   $   0.28   $   0.38    $  0.17   $  0.22
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.90       0.12      (5.80)      3.57     12.90
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.18   $   0.40   $  (5.42)   $  3.74   $ 13.12
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.26)  $     --   $     --    $ (0.13)  $ (0.35)
   Net realized gain                                              --      (0.10)     (1.15)        --        --
----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.26)  $  (0.10)  $  (1.15)   $ (0.13)  $ (0.35)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.92   $   0.30   $  (6.57)   $  3.61   $ 12.77
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 26.38   $  25.46   $  25.16    $ 31.73   $ 28.12
================================================================================================================
Total return*                                                   4.63%      1.61%    (16.96)%    13.39%    87.18%
Ratio of net expenses to average net assets                     1.38%      1.39%      1.40%      1.44%     1.42%
Ratio of net investment income to average net assets            1.12%      1.10%      1.13%      0.60%     1.03%
Portfolio turnover rate                                           77%       160%       191%        91%       68%
Net assets, end of period (in thousands)                     $65,655   $ 62,897   $ 65,597    $99,627   $77,721
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.38%      1.39%      1.40%      1.44%     1.42%
   Net investment income                                        1.12%      1.10%      1.13%      0.06%     1.03%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Notes to Financial Statements | 11/30/13

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 37

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM's fair valuation team is responsible for monitoring developments that

38 Pioneer Emerging Markets Fund | Annual Report | 11/30/13 may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    At November 30, 2013, there were three securities valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.15% of net assets.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 39

D.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The value of contracts open for the year during the one month ended November 30, 2013 was $8,067,375.

    At November 30, 2013, open futures contracts were as follows:

    ----------------------------------------------------------------------------
                            Number of
                            Contracts      Settlement               Unrealized
    Type                    Long/(Short)   Month        Value       Appreciation
    ----------------------------------------------------------------------------
    FTSE China A50          1,065          12/13        8,067,375   $136,305
    ============================================================================

E.  Purchased Options

    The Fund may purchase call and put option in order to attempt to hedge against changes in the value of portfolio securities or to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have

40 Pioneer Emerging Markets Fund | Annual Report | 11/30/13 expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The value of contracts open for the year during the one month ended November 30, 2013 was $24,118. Purchased options contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

F.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2013, the Fund paid no such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2013, the Fund had no reserve related to capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 41 character, but are not adjusted for temporary differences. At November 30, 2013 the Fund reclassified $264,748 to decrease undistributed net investment income and $264,748 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At November 30, 2013, the Fund was permitted to carryforward indefinitely $1,598,451 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

    During the year ended November 30, 2013, capital loss carryforward of $9,832,951 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the year ended November 30, 2013 and November 30, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                      2013                 2012
    ----------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                             $1,427,094           $        --
    Long-term capital gain                              --             1,366,437
    ----------------------------------------------------------------------------
         Total                                  $1,427,094           $ 1,366,437
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 1,131,971
    Capital loss carryforward                                       (1,598,451)
    Net unrealized appreciation                                     18,348,518
    ----------------------------------------------------------------------------
         Total                                                     $17,882,038
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

G.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $17,369 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2013.

H.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

42 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.  Risks

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Prior to December 1, 2013, management fees were calculated daily at an annual rate equal to 1.15% of the Fund's average daily net assets up to $1 billion and 1.10% on assets over $1 billion. For the year ended November 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was 1.15% of the Fund's average daily net assets.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 43

Effective December 1, 2013, management fees are calculated daily at an annual rate equal to 1.10% of the Fund's average daily net assets up to $1 billion and 1.05% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Fees waived and expenses reimbursed during the year ended November 30, 2013 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,570 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2013.

3. Transfer Agent

PIMSS, a wholly-owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $206,497
Class B                                                                   23,358
Class C                                                                   63,124
Class R                                                                  106,340
Class Y                                                                   17,844
--------------------------------------------------------------------------------
  Total                                                                 $417,163
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $109,578 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2013.

44 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,656 in distribution fees payable to PFD at November 30, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2013, CDSCs in the amount of $8,998 were paid to PFD.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 45

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At November 30, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended November 30, 2013 was $5,958,620. Open forward foreign currency contracts at November 30, 2013 were as follows:

-----------------------------------------------------------------------------------------------------
                                      Net            In                               Net Unrealized
                                      Contracts      Exchange   Settlement            Appreciation
Currency                              to Deliver     For        Date       Value      (Depreciation)
-----------------------------------------------------------------------------------------------------
JPY (Japanese Yen)                         924,816       9,029  12/3/13        9,031  $           2
SGD (Singapore Dollar)                       8,459       6,742  12/3/13        6,745              3
JPY (Japanese Yen)                    (457,000,000)  4,463,993  2/13/14    4,657,918        193,925
MXN (Mexican Peso)                      85,000,000   6,394,824  2/13/14    6,445,947         51,123
ZAR (South African Rand)                79,000,000   7,596,373  2/13/14    7,661,884         65,511
-----------------------------------------------------------------------------------------------------
 Total                                                                                $     310,564
=====================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2013, the Fund had no borrowings under the credit facility.

46 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of November 30, 2013 were as follows:

------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                             Asset Derivatives 2013      Liabilities Derivatives 2013
Hedging Instruments                          ------------------------    -----------------------------
Under Accounting                             Statement of Assets         Statement of Assets
Standards Codification                       and Liabilities             and Liabilities
(ASC) 815                                    Location         Value      Location            Value
------------------------------------------------------------------------------------------------------
Forward foreign currency                     Net unrealized              Net unrealized
 contracts                                   appreciation                depreciation
                                             on forward                  on forward
                                             foreign currency            foreign currency
                                             contracts        $310,564   contracts           $  --

Futures contracts                            Net unrealized              Net unrealized
                                             appreciation on             depreciation
                                             future                      on future
                                             contracts        $136,305   contacts            $  --
------------------------------------------------------------------------------------------------------
 Total                                                        $446,869                       $  --
======================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2013 was as follows:

------------------------------------------------------------------------------------------------------
                                                                                     Change in
Derivatives Not                                                        Realized      Unrealized
Accounted for as                                                       Gain          appreciation
Hedging Instruments                                                    (Loss) on     (depreciation)
Under Accounting               Location of Gain or (Loss)              Derivatives   on Derivatives
Standards Codification         on Derivatives Recognized               Recognized    Recognized
(ASC) 815                      in Income                               in Income     in Income
------------------------------------------------------------------------------------------------------
Forward Foreign                Net realized gain (loss) on forward
 Currency Contracts            foreign currency contracts and
                               other assets and liabilities
                               denominated in foreign currencies       $(506,897)
Forward Foreign                Change in net unrealized appreciation
 Currency                      (depreciation) on forward foreign
 Contracts                     currency contracts and other assets
                               and liabilities denominated in
                               foreign currencies                                    $289,889
Futures Contracts              Net realized gain (loss) on future
                               contracts                               $ (20,301)
Futures Contracts              Change in net unrealized appreciation
                               (depreciation) on future contracts                    $136,305

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Emerging Markets Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Fund (the "Fund"), including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 24, 2014

48 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2013 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 49

PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees review the Fund's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Fund's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees considered reasons for the underperformance of the Fund relative to its peer group and the steps recently taken in an effort to improve the performance of the Fund. The Trustees agreed that they would continue to closely monitor the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

50 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2013 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted that the Fund's management fee was approximately six basis points higher than the median management fee of its Morningstar peer group. The Trustees also considered that, effective December 1, 2013, the Fund's management fee would be reduced by five basis points.

The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 51

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Fund. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

52 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 53

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 49 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

54 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)          Trustee since 2006.   Chairman (2008-present) and Chief Executive     Director, Broadridge
Chairman of the Board and     Serves until a        Officer (2008-2012), Quadriserv, Inc.           Financial Solutions, Inc.
Trustee                       successor trustee     (technology products for securities lending     (investor communications and
                              is elected or         industry) (2008 - present); private investor    securities processing
                              earlier retirement    (2004 - 2008); and Senior Executive Vice        provider for financial
                              or removal.           President, The Bank of New York (financial and  services industry) (2009 -
                                                    securities services) (1986 - 2004)              present); Director,
                                                                                                    Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner,
                                                                                                    New Jersey State Civil
                                                                                                    Service Commission (2011 -
                                                                                                    present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)            Trustee since 2005.   Managing Partner, Federal City Capital          Director of Enterprise
Trustee                       Serves until a        Advisors (corporate advisory services           Community Investment, Inc.
                              successor trustee     company) (1997 - 2004 and 2008 - present);      (privately-held affordable
                              is elected or         Interim Chief Executive Officer, Oxford         housing finance company)
                              earlier retirement    Analytica, Inc. (privately held research and    (1985 - 2010); Director of
                              or removal.           consulting company) (2010); Executive Vice      Oxford Analytica, Inc. (2008
                                                    President and Chief Financial Officer, I-trax,  - present); Director of The
                                                    Inc. (publicly traded health care services      Swiss Helvetia Fund, Inc.
                                                    company) (2004 - 2007); and Executive Vice      (closed-end fund) (2010 -
                                                    President and Chief Financial Officer,          present); and Director of
                                                    Pedestal Inc. (internet-based mortgage          New York Mortgage Trust
                                                    trading company) (2000 - 2002)                  (publicly traded mortgage
                                                                                                    REIT) (2004 - 2009, 2012 -
                                                                                                    present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)     Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon
Trustee                       Serves until a        Economy, Harvard University (1972 - present)    Institutional Funds
                              successor trustee                                                     Investment Trust and Mellon
                              is elected or                                                         Institutional Funds Master
                              earlier retirement                                                    Portfolio (oversaw 17
                              or removal.                                                           portfolios in fund complex)
                                                                                                    (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 55

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)     Trustee since         Founding Director, Vice President and           None
Trustee                       1994. Serves until    Corporate Secretary, The Winthrop Group, Inc.
                              a successor           (consulting firm) (1982-present); Desautels
                              trustee is elected    Faculty of Management, McGill University
                              or earlier            (1999 - present); and Manager of Research
                              retirement or         Operations and Organizational Learning, Xerox
                              removal.              PARC, Xerox's advance research center
                                                    (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)      Trustee since         President and Chief Executive Officer,          Director of New America High
Trustee                       1994. Serves until    Newbury, Piret & Company, Inc. (investment      Income Fund, Inc.
                              a successor trustee   banking firm) (1981 - present)                  (closed-end investment
                              is elected or                                                         company) (2004 - present);
                              earlier retirement                                                    and member, Board of
                              or removal.                                                           Governors, Investment
                                                                                                    Company Institute (2000 -
                                                                                                    2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)          Trustee since         Senior Counsel, Sullivan & Cromwell LLP (law    Director, The Swiss Helvetia
Trustee                       1994. Serves until    firm) (1998 - present); and Partner, Sullivan   Fund, Inc. (closed-end
                              a successor           & Cromwell LLP (prior to 1998)                  investment company) (1995-
                              trustee is elected                                                    2012); and Director,
                              or earlier                                                            Invesco, Ltd. (formerly
                              retirement or                                                         AMVESCAP, PLC) (investment
                              removal.                                                              manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                            Other Directorships
Position Held with the Fund     Length of Service        Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*       Trustee since 2007.      Director, CEO and President of PIM-USA (since        None
Trustee and Executive           Serves until a           February 2007); Director and President of Pioneer
Vice President+                 successor trustee is     and Pioneer Institutional Asset Management, Inc.
                                elected or earlier       (since February 2007); Executive Vice President of
                                retirement or            all of the Pioneer Funds (since March 2007);
                                removal.                 Director of PGAM (2007 - 2010); Head of New Europe
                                                         Division, PGAM (2000 - 2005); Head of New Markets
                                                         Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

+ Mr. Kingsbury became President and Chief Executive Officer of the Fund effective January 1, 2014.

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 57

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                            Other Directorships
Position Held with the Fund     Length of Service        Principal Occupation                                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)**       Since 1994. Serves at    President of all the Pioneer Funds; Non-Executive    None
President and Chief Executive   the discretion of the    Chairman and a director of Pioneer Investment
Officer of the Fund***          Board.                   Management USA Inc. ("PIM-USA") (until November
                                                         2013); Chairman and a director of Pioneer;
                                                         Chairman and Director of Pioneer Institutional
                                                         Asset Management, Inc. (until November 2013);
                                                         Director of Pioneer Alternative Investment
                                                         Management Limited (Dublin) (until October 2011);
                                                         President and a director of Pioneer Alternative
                                                         Investment Management (Bermuda) Limited and
                                                         affiliated funds (until November 2013); Deputy
                                                         Chairman and a director of Pioneer Global Asset
                                                         Management S.p.A. ("PGAM") (until April 2010);
                                                         Director of Nano-C, Inc. (since 2003); Director of
                                                         Cole Management Inc. (2004 - 2011); Director of
                                                         Fiduciary Counseling, Inc. (until December 2011);
                                                         Trustee of all of the Pioneer Funds (until
                                                         November 2013); and Retired Partner, Wilmer Cutler
                                                         Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)      Since 2003. Serves at    Vice President and Associate General Counsel of      None
Secretary                       the discretion of the    Pioneer since January 2008 and Secretary of all of
                                Board.                   the Pioneer Funds since June 2010; Assistant
                                                         Secretary of the Pioneer Funds from September 2003
                                                         to May 2010; and Vice President and Senior Counsel
                                                         of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)          Since 2010. Serves at    Fund Governance Director of Pioneer since December   None
Assistant Secretary             the discretion of the    2006 and Assistant Secretary of all the Pioneer
                                Board.                   Funds since June 2010; Manager - Fund Governance
                                                         of Pioneer from December 2003 to November 2006;
                                                         and Senior Paralegal of Pioneer from January 2000
                                                         to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)               Since 2010. Serves at    Counsel of Pioneer since June 2007 and Assistant     None
Assistant Secretary             the discretion of the    Secretary of all the Pioneer Funds since June
                                Board.                   2010; and Vice President and Counsel at State
                                                         Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Fund effective January 1, 2014.

58 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                            Other Directorships
Position Held with the Fund     Length of Service        Principal Occupation                                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)            Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;           None
Treasurer and Chief             the discretion of the    Treasurer of all of the Pioneer Funds since March
Financial and                   Board.                   2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer of                                    to February 2008; and Assistant Treasurer of all
the Fund                                                 of the Pioneer Funds from March 2004 to February
                                                         2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)           Since 2000. Serves at    Assistant Vice President - Fund Treasury of          None
Assistant Treasurer             the discretion of the    Pioneer; and Assistant Treasurer of all of the
                                Board.                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)              Since 2002. Serves at    Fund Accounting Manager - Fund Treasury of           None
Assistant Treasurer             the discretion of the    Pioneer; and Assistant Treasurer of all of the
                                Board.                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)           Since 2009. Serves at    Fund Administration Manager - Fund Treasury of       None
Assistant Treasurer             the discretion of the    Pioneer since November 2008; Assistant Treasurer
                                Board.                   of all of the Pioneer Funds since January 2009;
                                                         and Client Service Manager - Institutional
                                                         Investor Services at State Street Bank from March
                                                         2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)            Since 2010. Serves at    Chief Compliance Officer of Pioneer and of all the   None
Chief Compliance Officer        the discretion of the    Pioneer Funds since March 2010; Director of
                                Board.                   Adviser and Portfolio Compliance at Pioneer since
                                                         October 2005; and Senior Compliance Officer for
                                                         Columbia Management Advisers, Inc. from October
                                                         2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)            Since 2006. Serves at    Director--Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering           the discretion of the    Anti-Money Laundering Officer of all the Pioneer
Officer                         Board.                   Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Emerging Markets Fund | Annual Report | 11/30/13 59

                           This page for your notes.

60 Pioneer Emerging Markets Fund | Annual Report | 11/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston,Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19445-07-0114

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Emerging Markets Fund:
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $35,606 in 2013 and approximately $38,832 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Emerging Markets Fund:
Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
November 30, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Emerging Markets Fund:
Fees for tax compliance services, primarily for tax returns, totaled $8,131 in 2013 and $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Emerging Markets Fund:
Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
November 30, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date January 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date January 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2014

* Print the name and title of each signing officer under his or her signature.